UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  June 14, 2011

NYXIO TECHNOLOGIES CORPORATION
(Exact Name of Registrant as Specified in Charter)

Nevada	333-137160	98-0501477
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1694 Falmouth Road, Suite 150 Centerville, Massachusetts	02632-2933
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (508) 362-4420

LED Power Group, Inc.
(Former name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Reverse Stock Split

Effective June 14, 2011, LED Power Group, Inc. (the “Company”) effected a 1-for-1.65 reverse stock split together with a corresponding reduction (from 200,000,000 to 121,212,122) in the number of authorized shares of the Company’s common stock (“Reverse Split”).

The Reverse Split was duly approved by the Board of Directors of the Company on June 2, 2011 without shareholder approval in accordance with the authority conferred by Section 78.207 of the Nevada Revised Statutes. In accordance with the Reverse Split, the corresponding reduction in the number of authorized shares of the Company’s common stock was effected via an amendment to the Company’s Articles of Incorporation.  The full text of the amendment to the Company’s Articles of Incorporation setting forth the authorized capital stock of the Company is filed herewith as part of Exhibit 3.1(a) and incorporated herein by reference.

Pursuant to the Reverse Split, holders of the Company’s common stock are deemed to hold 1 whole post-split share of the Company’s common stock for every 1.65 shares of the Company’s issued and outstanding common stock as classified immediately prior to the effective date of the Reverse Split.  No fractional shares of the Company’s common stock will be issued in connection with the Reverse Split.  Shareholders who are entitled to a fractional post-split share will receive in lieu thereof 1 whole post-split share.

Name Change

Effective June 14, 2011, the Company amended its Articles of Incorporation to change its name from “LED Power Group, Inc.” to “Nyxio Technologies Corporation” (the “Name Change”).

The full text of the amendment to the Company’s Articles of Incorporation to give effect to the Name Change is filed herewith as part of Exhibit 3.1(a) and incorporated herein by reference.

SECTION 8 - OTHER EVENTS

Item 8.01    Other Events.

Symbol Change

In connection with the Name Change described in Item 5.03 above, the Financial Industry Regulatory Authority assigned the Company a new stock symbol, “NYXO.”  This new symbol took effect at the open of business on June 14, 2011.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01      Financial Statements and Exhibits.

Exhibit No.	Exhibit Description
3.1(a)	Text of Amendments to Articles of Incorporation

SIGNATURE

 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NYXIO TECHNOLOGIES CORPORATION

Date: June 14, 2011	By:	/s/ John J. Lennon
John J. Lennon
President, Secretary, Treasurer and Director